Exhibit 10.1

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Dated as of: January 23, 2024	Purchase Price:	$25,000
Maturity Date: January 23, 2025	Interest Rate:	10%
Principal Amount: $25,000

PROMISSORY NOTE

THIS PROMISSORY NOTE is one of a series of duly authorized and validly issued Promissory Notes of Mitesco, Inc., a Nevada corporation (the “Company”), having its principal place of business at 505 Beachland Blvd., Suite 1377, Vero Beach, Florida 32963, designated as its Promissory Notes (this Note, the “Note” and, collectively with the other Notes of such series, the “Notes”).

FOR VALUE RECEIVED, the Company hereby promises to pay to the order [INSERT LENDER NAME] or its registered assigns or successors-in-interest (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal amount set forth above on January 23, 2025 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the then outstanding principal amount of this Note in accordance with the provisions hereof.

This Note is subject to the following additional provisions:

1.         Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company (other than by means of conversion or exercise of the Notes and the Securities issued together with the Notes), (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the Company or the successor entity of such transaction, (c) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (c) above.

“Common Stock” means the common stock, par value $0.01 per share, of the Company and any other class of securities into which such securities may hereafter be reclassified or changed.

“Event of Default” shall have the meaning set forth in Section 6(a).

“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.

“Late Fees” shall have the meaning set forth in Section 2(c).

“Mandatory Default Amount” means the payment of 120% of the outstanding principal amount of this Note and accrued and unpaid interest hereon, in addition to the payment of all other amounts, costs, expenses and liquidated damages due in respect of this Note.

“Florida Courts” shall have the meaning set forth in Section 7(d).

“Note Register” shall have the meaning set forth in Section 2(b).

“Original Issue Date” means the date of the first issuance of this Note, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Company’s Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock

Exchange, the OTCQB, the OTCQX, or the OTC Pink Marketplace (or any successors to any of the foregoing).

2.         Interest and Prepayments.

(a)         Payment of Interest in Cash. The Company shall pay interest to the Holder on the aggregate then outstanding principal amount of this Note at the rate of 10% per annum. All interest payments hereunder will be payable in cash. Accrued and unpaid interest shall be due on payable on the Maturity Date, or as otherwise set forth herein.

(b)         Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

(c)         Late Fee. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at an interest rate equal to the lesser of 12% per annum or the maximum rate permitted by applicable law (the “Late Fees”) which shall accrue daily from the date such interest is due hereunder through and including the date of actual payment in full.

(d)         Prepayment. This Note may be prepaid by the Company in whole or in part at any time or from time to time without penalty or premium upon at least five days prior written notice to the Holder, which notice period may be waived by the Holder.

(e)         Prepayment Upon Qualified Financing. If the Company completes a Qualified Financing (as defined below), the Company shall repay in full the then-outstanding principal amount of this Note and any accrued but unpaid interest. Such repayment shall be due within one Trading Day of the closing of the Qualified Financing. The Company shall give written notice to Holder as soon as practicable, but in no event less than 10 days before the anticipated closing date of such Qualified Financing. The term “Qualified Financing” shall mean that the Company issues and sells shares of its equity securities to investors on or before the Maturity Date in an equity financing with total gross proceeds to the Company of not less than $5,000,000 (excluding the conversion of the notes or other convertible securities issued for capital raising purposes).

3.         Registration of Transfers and Exchanges.

(a)         Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

(b)         Investment Representations. This Note may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations.

(c)         Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

4.         [RESERVED]

5.         Rollover Rights. If at any time while this Note is outstanding, the Company completes any single public offering or private placement of its equity, equity-linked or debt securities (each, a “Future Transaction”), the Holder may, in its sole discretion, elect to apply all, or any portion, of the then outstanding principal amount of this Note and any accrued but unpaid interest, as purchase consideration for such Future Transaction (the “Rollover Rights”). The Company shall give written notice to Holder as soon as practicable, but in no event less than 15 days before the anticipated closing date of such Future Transaction. The Holder may exercise its Rollover Rights by providing the Company written notice of such exercise within five Business Days before the closing of the Future Transaction. In the event Holder exercises its Rollover Rights, then such elected portion of the outstanding principal amount of this Note and accrued but unpaid interest shall automatically convert into the corresponding securities issued in such Future Transaction under the terms of such Future Transaction (except as provided in the next sentence), such that the Holder will receive all securities (including, without limitation, any warrants) issuable under the Future Transaction. The conversion price applicable to such conversion shall equal 80% of the cash purchase price paid per share, unit or other security denomination for the Company securities issued in the Future Transaction to other investors in the Future Transaction. Notwithstanding the foregoing provisions of this Section 5, the Holder shall not be permitted to exercise the Rollover Rights in a public offering involving the offering of equity securities that will be listed on a national securities exchange unless the Holder executes and delivers to the Company at the closing of such public offering an industry-standard “lock up” letter with respect to such equity securities for a period not to exceed 90 days.

6.         Events of Default.

(a)         “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.         any default in the payment of (A) the principal amount of any Note or (B) interest, liquidated damages and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within three Trading Days;

ii.         the Company shall materially fail to observe or perform any other covenant or agreement contained in the Notes which failure is not cured, if possible to cure, within the earlier to occur of (A) five Trading Days after notice of such failure sent by the Holder or by any other Holder to the Company and (B) 10 Trading Days after the Company has become or should have become aware of such failure;

iii.         the issuance by the Company of any indebtedness for money borrowed without the prior written consent of the holders of a majority in aggregate principal amount of the outstanding Notes;

iv.         any representation or warranty made in this Note, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v.         the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event;

vii.         the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within twenty-one Trading Days or the transfer of shares of Common Stock through the Depository Trust Company System is no longer available for 10 Trading Days;

viii.         the Company shall be a party to any Change of Control Transaction or shall agree to sell or dispose of all or in excess of 50% of its assets in one transaction or a series of related transactions (whether or not such sale would constitute a Change of Control Transaction);

ix.         the Company fails to file with the Securities and Exchange Commission any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable);

x.         if the Company or any Significant Subsidiary shall: (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its properties, (ii) make a general assignment for the benefit of creditors, (iii) be adjudicated a bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any other jurisdiction or foreign country, or (iv) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (v) take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing;

xi.         if any order, judgment or decree shall be entered, without the application, approval or consent of the Company or any Significant Subsidiary, by any court of competent jurisdiction, approving a petition seeking liquidation or reorganization of the Company or any Subsidiary, or appointing a receiver, trustee, custodian or liquidator of the Company or any Subsidiary, or of all or any substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days;

xii.         the occurrence of any levy upon or seizure or attachment of, or any uninsured loss of or damage to, any property of the Company or any Subsidiary having an aggregate fair value or repair cost (as the case may be) in excess of $100,000 individually or in the aggregate, and any such levy, seizure or attachment shall not be set aside, bonded or discharged within 30 days after the date thereof;

xiii.         the Company or any subsidiary shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $100,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable; or

xiv.         any monetary judgement, writ or similar final process shall be entered or filed after the date hereof against the Company, any subsidiary or any of their respective property or assets for more than $100,000, and such judgement, writ or similar process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

(b)         Remedies Upon Event of Default. If any Event of Default occurs, then the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount.  After the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an additional interest rate equal to the lesser of 2% per month (24% per annum) or the maximum rate permitted under applicable law.  Upon the payment in full of the Note, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 6(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

7.         Miscellaneous.

(a)         Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by email, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other email or other address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 7(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by email or sent by a nationally recognized overnight courier service addressed to each Holder at the email or other address of the Holder appearing on the books of the Company, or if no such facsimile number, email or other address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via email at the email set forth on the signature pages attached hereto prior to 12:00 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via email at the email set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 12:00 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

(b)         Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company.

(c)         Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

(d)         Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated herein (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Collier

County, State of Florida (the “Florida Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Florida Courts, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(e)         Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

(f)         Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

(g)         Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

(h)         Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(i)         Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

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(Signature Pages Follow)

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

MITESCO, INC.

By:

Name: Mack Leath

Title: Chief Executive Officer

Email address for delivery of Notices:

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